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                                                                    Exhibit 99.2


  SUPPLEMENTAL AGREEMENT (the "Agreement") dated effective as of May 17, 1999, among CROWN CASTLE INTERNATIONAL CORP. (formerly named Castle Tower Holding Corp.), a Delaware corporation (the "Company"), TELEDIFFUSION DE FRANCE
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INTERNATIONAL S.A. ("TDF"), a company incorporated in France, and DIGITAL FUTURE
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INVESTMENTS B.V., a wholly owned indirect subsidiary of TeleDiffusion de France
S.A. and a company organized under the laws of the Netherlands ("DFI (BV)").
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                              W I T N E S S E T H :


     WHEREAS the parties hereto are parties to a Governance Agreement (the "Governance Agreement") dated August 21, 1998; and
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     WHEREAS the Company and TDF desire to enter into this Amendment to clarify and modify certain of the rights and obligations of the Company and TDF with respect to the Anti-dilutive Rights under the Governance Agreement.


     NOW, THEREFORE, the Company and TDF, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

     1. Unless otherwise specifically defined herein, each capitalized term used herein has the meaning assigned to such term in the Governance Agreement.

     2. ARTICLE II of the Governance Agreement is hereby amended and restated to read in its entirety as follows:


                                  ARTICLE II


                                 Anti-dilution
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     SECTION 2.01.  Anti-dilutive Rights.  (a)  Except as provided in Section
                    ---------------------
2.01(d) below, so long as TDF is Qualified, the Company shall not issue, sell or transfer any Equity Securities to any person (other than in connection with the IPO but only to the extent that the TDF Consolidated Group Interest is not thereby reduced to less than 20%) unless TDF is offered in writing the right to purchase, at a price in cash determined pursuant to Section 2.01(c), an amount of such Equity Securities (the "Maintenance Securities") as is necessary for the
                                ----------------------
TDF Group to maintain the TDF Consolidated Group Interest, the TDF Group
Interest and the TDF Non-Voting Equity Interest (as defined), as applicable, as would exist immediately prior to the time the Company makes a written offer (a "Maintenance Offer") to TDF to sell such Maintenance Securities to TDF pursuant
------------------
to Section 2.01(b) (the "Anti-dilutive Rights"); provided that, with respect to
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the initial issuance by the Company following the date of this Agreement of
Equity Securities which are not Voting Securities, the TDF Non-Voting Equity Interest shall be deemed to be equal to the TDF Consolidated Group Interest or the TDF Group Interest, as
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applicable, and thereafter "TDF Non-Voting Equity Interest" shall mean the
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percentage of non-voting Equity Securities owned, directly or indirectly, by the
TDF Group.

     (b) The Company shall be obligated to make a Maintenance Offer with respect to an issuance, sale or transfer of Equity Securities no later than the time of such issuance, sale or transfer. The Company shall be entitled to make any such Maintenance Offer earlier than such date only if at such earlier time the number of Equity Securities to be issued, sold or transferred in such transaction is fixed and the price per share of such Equity Securities in such transaction has been determined pursuant to Section 2.01(c) below. Any such Maintenance Offer shall specify the number of Equity Securities being issued, sold or transferred (other than to TDF) and the number and price of the Maintenance Securities being offered to TDF as a result thereof; provided that,
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the number of Maintenance Securities with respect to an issuance, sale or transfer of Equity Securities required to be offered in any Maintenance Offer shall be determined as of the time the Company makes such Maintenance Offer.
TDF shall have the right to accept such Maintenance Offer for any or all of the Maintenance Securities by delivery of a written acceptance delivered to the Company within 30 Business Days after TDF's receipt of such Maintenance Offer and, upon delivery of such acceptance, TDF shall be legally obligated to purchase such Maintenance Securities, subject only to the issuance, sale or transfer, as applicable, of the Equity Securities giving rise to TDF's Anti-dilutive Rights. Notwithstanding the foregoing, if TDF delivers a written acceptance for any or all of the Maintenance Securities offered in a Maintenance Offer which the Company elected to deliver prior to the date of the issuance, sale or transfer of the Equity Securities giving rise to such Maintenance Offer, but such issuance, sale or transfer giving rise to such Maintenance Offer has not been consummated within 60 Business Days of TDF's acceptance of such Maintenance Offer, each of the Company's Maintenance Offer, TDF's acceptance of such Maintenance Offer and such parties' rights and obligations with respect thereto shall terminate, such prior Maintenance Offer shall be deemed not to have been made by the Company and the Company's obligation to make a Maintenance Offer with respect to such issuance, sale or transfer shall be reinstated. If TDF does not deliver to the Company written notice of acceptance of any Maintenance Offer within 30 Business Days after TDF's receipt of such Maintenance Offer, TDF shall be deemed to have waived its right to purchase all or any part of the Maintenance Securities set forth in such Maintenance Offer, but TDF shall retain its rights under this Article II with respect to future Maintenance Offers relating to other issuances, sales or transfers of Equity Securities.

     (c) The price in cash at which Maintenance Securities in respect of any given issuance, sale or transfer of Equity Securities shall be offered to TDF shall be determined as follows. In the case of Equity Securities being issued, sold or transferred for cash or cash equivalents, the price shall be the same price for which such Equity Securities are being issued, sold or transferred (provided that, in the case of an underwritten or similar offering, TDF shall have the benefit of any underwriting or similar discount). In the case of Equity Securities being issued, sold or transferred for consideration other than for cash or cash equivalents, the per share price shall be (i) in the case where the parties in the transaction have agreed in writing on a value per Equity Security, such agreed value, (ii) in the case where the parties in the transaction have agreed in writing on a method for determining a value per Equity Security, the value determined
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by such method and (iii) in the case where the parties in the transaction have not agreed in writing on a value per Equity Security or a method for determining such value, the value determined by dividing (A) the Fair Market Value (as determined in good faith by the Board) of such non-cash consideration as of the date the Board approves the transaction giving rise to such issuance, sale or transfer of Equity Securities by (B) the number of Equity Securities being issued, sold or transferred therefor.

     (d) The Anti-dilutive Rights set forth above shall not apply to (i) the grant or exercise of options to purchase Common Stock to employees, directors or consultants of the Company or any of its Subsidiaries prior to the date of the Exchange Agreement and listed on Schedule 6.32 to the Exchange Agreement or otherwise pursuant to a stock option or similar executive employee benefit plan in existence on the date hereof; (ii) the grant or exercise of options to purchase Common Stock or the issuance of shares of Common Stock as compensation in the ordinary course of business consistent with practice for public companies of a size and nature (e.g., high growth companies), as determined by approval of
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a Special Majority Vote of the Board with a statement to such effect, as the
Company to employees or directors of the Company or any of its Subsidiaries or otherwise pursuant to a stock option or similar executive or employee benefit plan adopted by the Board after the Closing in the ordinary course of business consistent with such practice; (iii) the grant or exercise of options to purchase or the issuance of Common Stock of the Company as compensation in the ordinary course of business consistent with past practice to consultants of the Company or any of its Subsidiaries representing not more than 1% of the aggregate amount of the Common Stock outstanding at the time of such grant or issuance; (iv) the issuance of shares of Common Stock issuable upon conversion of, or in respect of dividends on, the Senior Preferred Stock, or upon exercise of the Senior Preferred Warrants; (v) securities issued pursuant to any stock split, stock dividend, rights offering, recapitalization, reclassification or similar transaction, which securities are issued pro rata among, and pro rata within, all classes of stock which are subject to such stock split, stock dividend, rights offering, recapitalization, reclassification or similar transaction; (vi) securities issued upon conversion or exchange of any Equity Security in connection with which TDF had been granted Anti-dilutive Rights upon the issuance thereof in accordance with Section 2.01(a); and (vii) Voting Securities issued upon exercise of the Rights (as defined in the Exchange Agreement) pursuant to the Rights Plan (as defined in the Exchange Agreement); provided that the action referred to in clauses (ii), (iii) or (v) of this
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Section 2.01(d), as the case may be, shall have been approved (to the extent required) in accordance with the provisions of this Agreement.

     (e)  A closing for the purchase of Maintenance Securities pursuant to
Section 2.01(a) and 2.01(b) shall occur on (i) the date of the issuance, sale or transfer of the Equity Securities giving rise to such purchase if TDF accepted the applicable Maintenance Offer at least 10 Business Days prior to such date of issuance, or if not, (ii) the date which is 10 Business Days after TDF's acceptance of the applicable Maintenance Offer if the date of TDF's acceptance is not at least 10 Business Days prior to the date of the issuance, sale or transfer of the Equity Securities giving rise to such purchase, or in either case, (iii) such other date as may be agreed to by TDF and the Company, in each case at a time and place specified by TDF in a notice provided to the Company at least 5 days prior to such closing date of the purchase of the Maintenance Securities.
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In connection with such closing, the Company and TDF shall provide such customary closing certificates and opinions as TDF or the Company, as appropriate, shall reasonably request."

     3. (a) SECTION 6.02(a) is hereby amended and restated to read in its entirety as follows:

"(a) TDF agrees that at any time after July 1, 1999 but no later than the second anniversary of the Closing (or, if an Unsolicited Offer or Special Business Combination is outstanding on the date the Company delivers the Company Call Notice (as defined below), on or after such date as is five days following the termination or abandonment of such Unsolicited Offer or Special Business Combination) unless (i) the TDF Rollup shall have previously been consummated,
(ii) the Common Stock Call Price shall be less than or equal to $60 (as adjusted for any stock split, stock dividend, rights offering, recapitalization, reclassification or other similar transaction), or (iii) a Business Combination has been consummated, or an Unsolicited Offer or a Special Business Combination is outstanding or has been consummated and TDF has exercised the CTSH Option pursuant to Section 5.01(a)(x) above, the Company shall have the right in its sole discretion (the "Company Call Right"), upon the delivery of a notice (the
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"Company Call Notice") by the Company to TDF, to require, subject to the
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satisfaction of the Conditions Precedent, subject to proviso (B) to clause (b)
below, TDF to transfer and deliver to the Company all, but not less than all (except for one CTSH Ordinary Share), of the TDF CTSH Shares and the TDF CTSH Warrants beneficially owned by the TDF Group in exchange for the TDF Put Shares, the TDF CCIC Warrants and 100,000 shares of Class A Stock (as adjusted from time to time after the date hereof in accordance with the provisions contained in
Section 1.02 of the Exchange Agreement)."

     (b) In order to compensate TDF for certain possible adverse consequences to the TDF Group as a result of the delivery of the Company Call Notice prior to the second anniversary of the Closing, the Company agrees to satisfy $6,325,000 of the price otherwise payable by TDF on the exercise of any of its rights under
Section 2.01 as set out above.

     (c) The requirement set forth in clause (ii)(A) of the definition of "Qualified" in the Governance Agreement that the Company Call Right shall have been exercised by the Company on the second anniversary of the Closing shall be deemed to be satisfied in the event the Company exercises the Company Call Right prior to the second anniversary of the Closing in accordance with the provisions of this Agreement.

     4. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

     5. This Agreement may be executed in counterparts, all of which shall be considered one and the same instrument, and if one or more such counterparts have been signed by each of the parties and delivered to each other party (by telecopy or otherwise) shall be deemed to be effective as of the date first written above.
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     6.  Except as expressly modified and amended by this Agreement, the
Governance Agreement shall continue in full force and effect and is hereby ratified and confirmed in all respects.



     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.



                    CROWN CASTLE INTERNATIONAL CORP.,



                      By  /s/ E. Blake Hawk
                         ----------------------------
                         Name: E. Blake Hawk
                        Title: Executive Vice President and General Counsel



                    TELEDIFFUSION DE FRANCE INTERNATIONAL S.A.,



                      By  /s/ Michel Azibert
                         ----------------------------
                        Name: Michel Azibert
                       Title: Chairman



                    DIGITAL FUTURE INVESTMENTS B.V.



                      By  /s/ Michel Azibert
                         ----------------------------
                        Name: Michel Azibert
                       Title: on behalf of
                              Telediffusion de France S.A., Managing Director